SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement             |X| Definitive Proxy Statement
|_| Definitive Additional Materials         |_| Soliciting Materials Pursuant to
|_| Confidential, for use of the Commission     240.14a-11(c) or 240.14a-12
    Only (as permitted by Rule 14a-6(e)(2))

                        Comtech Telecommunications Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:_____

      2)    Aggregate number of securities to which transaction applies:________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________

      4)    Proposed maximum aggregate value of transaction:____________________

      5)    Total fee paid:_____________________________________________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:_____________________________________________

      2)    Form, Schedule or Registration Statement No:________________________

      3)    Filing Party:_______________________________________________________

      4)    Date Filed:_________________________________________________________

                                   COMTECH
                            TELECOMMUNICATIONS CORP.

                                 105 Baylis Road
                            Melville, New York 11747

                                                                November 8, 1999

To Our Stockholders:

On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders of Comtech Telecommunications Corp. The meeting will be held at 10:00 a.m. on December 14, 1999 at the Mariott Hotel, 1350 Old Walt Whitman Road, Melville, New York 11747. Copies of the Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card are enclosed.

I believe that the annual meeting provides an excellent opportunity for stockholders to become better acquainted with Comtech and its directors and officers. I hope that you will be able to attend.

It is important that your shares are voted at this meeting. Whether or not you are able to attend in person, the prompt execution and return of your enclosed proxy card in the envelope provided will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitations.

                                          Sincerely,


                                          FRED KORNBERG
                                          Chairman, Chief
                                          Executive Officer
                                          and President

                                    COMTECH
                            TELECOMMUNICATIONS CORP.

                                 105 Baylis Road
                            Melville, New York 11747

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 14, 1999

The annual meeting of Stockholders of COMTECH TELECOMMUNICATIONS CORP. (the "Company") will be held at the Mariott Hotel, 1350 Old Walt Whitman Road, Melville, New York 11747, on Tuesday, December 14, 1999 at 10:00 a.m., local time, for the following purposes:

      1.    To elect two directors;

      2. To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock;

      3.    To approve the 2000 Stock Option Plan;

      4.    To ratify the selection of auditors for the current fiscal year; and

      5. To transact such other business as may properly come before the meeting.

All shareholders are invited to attend the meeting. Stockholders of record at the close of business on October 15, 1999, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

                                           By Order of the Board of Directors,


                                           Gail Segui
                                           Secretary

November 8, 1999

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. ACCORDINGLY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOU CONVENIENCE.

                                   COMTECH
                            TELECOMMUNICATIONS CORP.

                                 105 Baylis Road
                            Melville, New York 11747

                                 PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of Comtech Telecommunications Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on December 14, 1999, and at any adjournment thereof (the "Annual Meeting"). It may be revoked at any time before exercise by delivering a written notice of revocation to the Secretary of the Company, by executing a subsequent proxy and presenting it to the Secretary of the Company, or by attending the Annual Meeting and voting in person. All proxies will be voted in accordance with the stockholders' instructions. If no directions are specified, the proxies will be voted for the nominees for election as directors and in favor of the matters set forth in the accompanying Notice of Annual Meeting. A stockholder may choose to strike the names of the proxy holders named in the enclosed proxy and may insert other names.

Only holders of record of the Company's Common Stock, par value $.10 (the "Common Stock"), at the close of business on October 15, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting, with each holder having one vote per share. As of the Record Date, approximately 4,484,141 shares of Common Stock were outstanding. It is anticipated that the mailing to Stockholders of this Proxy Statement and the enclosed proxy will commence by November 8, 1999.

The presence, in person or by proxy, of the holders of record at the close of business on the Record Date of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast (i.e., the two nominees receiving the greatest number of votes will be elected as directors). Stockholder approval of the Company's 2000 Incentive Stock Option Plan and the ratification of the selection of auditors will require the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote on such proposal. Stockholder adoption of the proposed amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock will require the affirmative vote of a majority of the shares of Common Stock outstanding as of the Record Date.

Abstentions and broker non-votes with respect to any proposal (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) will be counted for purposes of determining the presence or absence of a quorum. Abstentions also will be counted in determining the number of shares present and entitled to vote on such proposal, but broker non-votes are not counted as entitled to vote thereon.

           PRINCIPAL STOCKHOLDERS OF COMTECH TELECOMMUNICATIONS CORP.

To the Company's knowledge, the following persons individually, or as a group, beneficially own more than 5% of the Company's outstanding Common Stock (its only outstanding class of voting securities) as of October 15, 1999. Unless otherwise indicated, each person has sole voting and investment power with respect to such person's shares.

                                       Amount of
 Name of Beneficial Owner        Beneficial Ownership      Percent of Class
 ------------------------        --------------------      ----------------

Fred Kornberg (1)                      322,500                   7.1
105 Baylis Road
Melville, New York 11747

Gary Gelman                            242,302                   5.4
c/o American Claims
Evaluation, Inc.
One Jericho Plaza
Jericho, NY 11753

-------------------------
(1) Includes 75,000 shares that Mr. Kornberg may acquire by the exercise of vested stock options. Does not include the unvested portion of options described elsewhere in this proxy statement. Does not include 3,000 shares held in a Family Limited Partnership for which Mr. Kornberg is a General Partner, and has a 1% ownership in, and for which he disclaims beneficial ownership.

(2)   The information presented in the table for Mr. Gelman is based upon a
      Schedule 13D, as amended, filed by him with the Securities and Exchange Commission.

                              ELECTION OF DIRECTORS

Comtech's Board of Directors is divided into three classes, with each class having two members. Members of the Board are elected for three year terms, with the term of office of one class expiring at each Annual Meeting of Comtech's stockholders. Mr. Nocita and Dr. Payne are in the class whose term of office expires in 1999. Dr. Bugliarello and Mr. Goldberg are in the class whose term of office expires in 2000 and Mr. Kornberg and Mr. Weiner are in the class whose term expires in 2001.

Certain information concerning the directors who are being nominated for reelection at the meeting and the incumbent directors whose terms of office continue after the Annual Meeting and executive officers of the Company named in the section "Executive Compensation" and all directors and executive officers as a group, is set forth below.

While the Board of Directors has no reason to believe that either Mr. Nocita or Dr. Payne will not be available as a candidate for election, should such a situation arise, the enclosed proxy may be voted for the election of another nominee or nominees in the discretion of the persons acting pursuant to the proxy.

                   NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                                             Shares
                                                                For Term     Served As     Beneficially     Percent
                                                                Expiring     Director    Owned October 15,    of
         Name                    Principal Occupation    Age       In         Since            1999          Class
         ----                    --------------------    ---       --         -----            ----          -----
Gerard R. Nocita (3)(4)(5)        Private Investor        63     3 years       1993            7,187           *

John B. Payne (1)(2)(3)           President and CEO       64     3 years       1993           41,550           *
                                  of Nucomm, Inc.
(Footnotes on next page)

       INCUMBENT DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL
                     MEETING AND CERTAIN EXECUTIVE OFFICERS

                                                                                              Shares
                                                                                           Beneficially
                                                                   Term      Served As         Owned         Percent
                                                                  Expires    Director       October 15,        of
              Name               Principal Occupation     Age       In        Since            1999          Class
              ----               --------------------     ---       --        -----            ----          -----
Fred Kornberg (1)(2)              Chairman, Chief          63     2 years      1971          322,500          7.1
                                  Executive Officer
                                  and President of the
                                  Company
Sol S. Weiner (1)(3)(4)           President, Sol S.        80     2 years      1980           46,500          1.0
                                  Weiner Investments,
                                  Inc.
Richard L. Goldberg (1)(2)(5)     Partner, Proskauer       63     1 year       1983           26,677           *
                                  Rose LLP
George Bugliarello (1)(4)(5)      Chancellor,              72     1 year       1977           29,100           *
                                  Polytechnic
                                  University of N.Y.
Richard L. Burt (1)               Senior Vice              58       --          --            88,408          1.9
                                  President; President
                                  of Comtech Systems,
                                  Inc.
J. Preston Windus, Jr. (1)        Senior Vice              56       --          --            84,000          1.8
                                  President, Chief
                                  Financial Officer;
                                  President of Comtech
                                  PST Corp.
Robert L.McCollum                 Vice President;          50       --          --            76,500          1.7
                                  President of Comtech
                                  Communications Corp.
Gail Segui (1)                    Secretary and            53       --          --             8,250           *
                                  Treasurer of the
                                  Company
All directors and executive                                                                  730,672         15.4
officers as a group (10 persons)

-------------------------
*     Less than one percent           (Footnotes on next page)

(1) Includes the following shares of Common Stock with respect to which such persons have the right to acquire beneficial ownership within sixty days from such date: Mr. Kornberg 75,000 shares; Mr. Weiner 7,500 shares; Mr. Goldberg 7,500 shares; Dr. Bugliarello 7,500 shares; Dr. Payne 10,500 shares; Mr. Burt 71,952 shares; Ms. Segui 4,500 shares; Mr. Windus 81,000 shares; and all directors and officers as a group 265,452 shares. These respective shares were deemed to be outstanding for purposes of calculating the respective percentages owned.

(2)   Member of Executive Committee

(3)   Member of Audit Committee

(4)   Member of Executive Compensation Committee

(5)   Member of Nominating Committee

      Mr. Nocita has been a director of the Company since 1993. He is a private investor. He was Treasurer of the Incorporated Village of Patchogue from 1993 to 1996. He was affiliated with the Company from our inception in 1967 until 1993.

      Dr. Payne has been a director of the Company since 1993. He has also been the President and Chief Executive Officer of Nucomm, Inc. since 1990. Nucomm, Inc. produces products for satellite news gathering services. From 1973 through 1990 he was President and Chief Executive Officer of Communications Technologies, Inc.

      Mr. Kornberg has been Chief Executive Officer and President of the Company since 1976. Prior to that, he was the Executive Vice President of the Company from 1971 to 1976 and the General Manager of the telecommunications transmission segment. He is also a senior member of the IEEE and the AFCEA.

      Mr. Weiner has been a director of the Company since 1980. He is President of Sol S. Weiner Investments, Inc. Previously he was Managing Director of Stenhouse, Weiner, Sherman, Ltd., commodity pool managers, from 1982 to 1994. He is also a director of Universal Automotive Industries, Inc.

      Mr. Goldberg has been a director of the Company since 1983. He has also been a partner since 1990 in the law firm of Proskauer Rose LLP, which renders legal services to the Company. Prior to 1990, Mr. Goldberg was a partner since 1966 of the firm Botein Hays & Sklar. He is also a director of Schein Pharmaceutical, Inc.

      Dr. Bugliarello has been a director of the Company since 1977. He has also been Chancellor of the Polytechnic University since 1994 and was President of the University from 1973 to 1994. He is also a director of KeySpan Energy, The Lord Corporation, and Symbol Technologies Inc.

      Mr. Burt has been President of Comtech Systems since 1989 and Vice President since its founding in 1984. He became a Senior Vice President of Comtech Telecommunications in 1998 and had been a Vice President since 1992. Mr. Burt first joined Comtech in 1979 as Director of Marketing.

      Mr. Windus has been a Senior Vice President since 1998. He has served as Chief Financial Officer of Comtech Telecommunications since 1993. From 1993 to 1998, he also served as a Vice President of Comtech Telecommunications. He became President of Comtech PST in 1995. Mr. Windus was President of Fairchild Data Corp., a satellite modem manufacturer, from 1989 to 1993. He was affiliated with Comtech from 1972 to 1989.

      Mr. McCollum was appointed Vice President of Comtech Telecommunications in August 1996. He founded Comtech Communications Corp. in 1994 and has been its President since its formation.

      Ms. Segui has been the Secretary and Treasurer of Comtech since 1998 and the Corporate Controller of Comtech since 1990. She joined Comtech in 1987 as Accounting Manager. Prior to joining Comtech, Ms. Segui served as Accounting Manager of Photronics from 1984 to 1987.

During the past fiscal year, the Audit Committee of the Board of Directors held three meetings. The functions of the Committee include recommending to the Board the engagement of independent auditors, directing investigations into matters relating to audit functions, reviewing the plan and results of audits with the Company's auditors, reviewing the Company's internal accounting controls and approving services to be performed by the Company's auditors and related fees.

The Executive Compensation Committee of the Board of Directors considers and authorizes remuneration arrangements for senior management; the Committee also constitutes the Stock Option Committee of the Board of Directors, which administers the Company's stock option plans. The Committee held four meetings during the past fiscal year.

The Executive Committee of the Board of Directors did not hold any meetings during the past fiscal year. Except as limited by law, the Executive Committee has the authority to act upon all matters requiring Board approval.

The Nominating Committee identifies and evaluates candidates for election as members of the Board of Directors and reports its findings to the full Board. The Nominating committee did not hold any meetings during the past fiscal year.

The Board of Directors held six meetings during the past fiscal year.

The Board of Directors recommends a vote FOR the reelection of Gerard R. Nocita and John B. Payne to the Board of Directors.

           PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

On October 19, 1999, the Board of Directors unanimously approved an amendment to the Company's Certificate of Incorporation, increasing the number of authorized shares of the Company's Common Stock from 15 million to 30 million, and authorized the submission of the amendment for approval at the Annual Meeting of Stockholders. Under the proposed amendment, paragraph (a) of Article Fourth of the Company's Certificate of Incorporation would be amended to read in its entirety as follows:

      "Fourth: (a) The aggregate number of shares which the Corporation shall have authority to issue is Thirty Two Million (32,000,000) shares, of which Thirty Million (30,000,000) shares shall be Common Stock, par value ten cents ($.10) ("Common Stock"), and Two Million (2,000,000) shares shall be Preferred Stock, par value ten cents ($.10) ("Preferred Stock")."

As of October 19, 1999, an aggregate of 4,486,541 shares of Common Stock were issued and outstanding, and an additional 1,120,030 shares were reserved for issuance pursuant to the exercise of outstanding options or warrants, leaving 9,393,429 authorized shares available for other issuances.

The Board of Directors considers the proposed increase in the number of authorized shares of Common Stock desirable because it would give the Board the necessary flexibility to issue Common Stock, if it so determined, in connection with stock dividends and splits, acquisitions, financings, employee benefits and other appropriate corporate purposes without the expense and delay that could arise if there were insufficient authorized shares for a specific issuance, thereby requiring stockholder approval before such issuance could proceed.

The Company reviews and evaluates potential corporate actions on an ongoing basis to determine if such actions would be in the best interests of the Company and its stockholders. The Company is currently evaluating the potential need for additional financings to fund the expansion of the Company's business. These financings could include an issuance of Common Stock. Depending on the nature of any future issuance of Common Stock, further stockholder authorization may be required under Delaware law or the rules of the Nasdaq National Market or any stock exchange on which the Common Stock may then be listed.

If the proposed amendment to the Company's Certificate of Incorporation is approved by the Company's stockholders, it would become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State, which filing would occur promptly after the Annual Meeting. The affirmative vote of the holders of record at the close of business on the Record Date of a majority of the outstanding shares of Common Stock will be required to approve the amendment.

The Board of Directors recommends a vote FOR the proposed amendment to the Company's Certificate of Incorporation.

           APPROVAL OF THE COMPANY'S 2000 INCENTIVE STOCK OPTION PLAN

On October 19, 1999, the Company's Board of Directors approved the 2000 Stock Incentive Plan (the "Plan"). The Company believes that the Plan is appropriate and in the best interests of the Company and its stockholders. The Plan is intended to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company (i) to offer employees of and consultants stock based incentives and other equity interests in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the stockholders and (ii) to grant nondiscretionary, nonqualified stock options to non-employee directors (on the same basis as done in the past) in order to attract, retain and reward such non-employee directors and strengthen the mutuality of interests between non-employee directors and the stockholders.

The Board recommends approval of the Plan. The following description of the Plan is a summary and is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Appendix A to this proxy statement.

Administration

The Plan will be administered and interpreted by a committee or subcommittee of the Board appointed from time to time by the Board, consisting of two or more non-employee directors, each of whom is intended to be a non-employee director as defined in Rule 16b-3 under the Exchange Act ("Rule 16b-3") and an outside director as defined under Section 162(m) of the Code (the "Committee"). Currently, the Stock Option Committee will serve as the Committee for the Plan. With respect to awards to non-employee directors, the Plan will be administered by the Board of Directors and all references to the Committee are deemed to refer to the Board of Directors for this purpose.

The Committee will have the full authority to administer and interpret the Plan to grant discretionary awards under the Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable.

The terms and conditions of individual awards will be set forth in written agreements which will be consistent with the terms of the Plan. Awards under the Plan may not be made on or after the tenth anniversary of the earlier of the adoption of the Plan or the date of stockholder approval, but awards granted prior to such date may extend beyond that date.

Eligibility and Types of Awards

All employees and consultants of the Company and its affiliates (including prospective employees and consultants) are eligible to be granted nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units, other stock-based awards and awards providing benefits similar to those listed above which are designed to meet the requirements of non U.S. jurisdictions under the Plan. In addition, employees of the Company and its affiliates that qualify as subsidiaries or parent corporations (within the meaning of Section 424 of the Code) are eligible to be granted incentive stock options ("ISOs") under the Plan. Non-employee directors of the Company are eligible to receive nondiscretionary grants of nonqualified stock options.

Available Shares

The aggregate number of shares of Common Stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted may not exceed 500,000 shares of Common Stock plus 882,935 shares of Common Stock relating to outstanding awards that were previously granted under the 1982 Incentive Stock Option Plan and the 1993 Incentive Stock Option Plan, as amended (the "Existing Option Plans") which have been transferred to the Plan, for a total share limit of 1,382,935 shares of Common Stock. The terms applicable to these awards in effect prior to the Plan's assumption of these awards continue to apply. If the stockholders approve the Plan, an aggregate of 500,000 shares of Common Stock will be available for grant (after taking into account the transfer of shares subject to outstanding awards granted under the Existing Plans).

The maximum number of shares of Common Stock with respect to which any option, stock appreciation right or award of performance shares or award or restricted stock for which the grant of such award or lapse of the relevant restriction period is subject to attainment of pre-established performance goals (in accordance with Code Section 162 (m)) which may be granted under the Plan during any fiscal year of the Company to any individual will be 100,000 shares per type of award, provided that the maximum number of shares of Common Stock for all types of awards does not exceed 100,000 during any fiscal year. The maximum value at grant of performance units which may be granted under the Plan during any fiscal year of the Company to any individual will be $100,000. To the extent that shares of Common Stock for which awards are permitted to be granted to an individual during a fiscal year are not covered by an award in a fiscal year, the number of shares of Common Stock available for awards to such individual will automatically increase in subsequent fiscal years until used.

The aggregate number of shares of Common Stock available under the Plan as well as the maximum number of shares that may be granted are subject to appropriate adjustment by the Committee in the event of changes in the Company's capital structure or business by reason of certain corporate transactions or events.

Awards Under the Plan

Stock Options. The Committee may grant nonqualified stock options and ISOs to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed 10 years (or five years in the case of an ISO granted to a 10% shareholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No ISO or nonqualified stock option which is intended to be performance based for purposes of Code Section 162(m) may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an ISO granted to a 10% shareholder, 110% of fair market value).

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Payment of an option's exercise price may be made: (i) in cash or by check, bank draft or money order, (ii) through a "cashless exercise" procedure whereby the recipient delivers irrevocable instructions to a broker to deliver promptly to an amount equal to the purchase price, or (iii) on such other terms and conditions as may be acceptable to the Committee.

Stock Appreciation Rights. The Committee may grant stock appreciation rights ("SARs") either with a stock option which may be exercised only at such times and to the extent the related option is exercisable ("Tandem SAR") or independent of a stock option ("Non-Tandem SARs"). An SAR is a right to receive a payment either in cash or common stock, as the Committee may determine, equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR.

Restricted Stock. The Committee may award "restricted" shares of Common Stock. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient's restricted stock agreement. The Committee may, in its sole discretion, determine at grant, that the payment of dividends, if any, shall be deferred until the expiration of the applicable restriction period. Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restriction is based on the attainment of objective performance goals, the Committee shall establish the performance goals, formulae or standards and the applicable vesting percentage for the restricted stock award applicable to each recipient while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Section 162(m) of the Code requires that performance awards be based upon objective performance measures. The performance goals will be based on one or more of the following criteria ("Performance Criteria"): (i) revenues, income before income taxes and extraordinary income, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) after-tax or pre-tax profits;
(iii) operational cash flow; (iv) level of, reduction of, or other specified objectives with regard to the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations; (v) earnings per share or earnings per share from continuing operations; (vi) return on capital employed or return on invested capital; (vii) after-tax or pre-tax return on stockholders' equity; (viii) economic value added targets; (ix) fair market value of the shares of Common Stock; and (x) the growth in the value of an investment in Common Stock assuming the reinvestment of dividends. In addition, such performance goals may be based upon the attainment of specified levels of Company (or a subsidiary, division or other operational unit of the Company) performance under one or more of the measures described relative to the performance of other corporations. To the extent permitted under the Code, the Committee may: (i) designate additional business criteria on which the performance goals may be based; or (ii) adjust, modify or amend the aforementioned business criteria.

Performance Units and Performance Shares. The Committee may grant performance shares entitling recipients to receive a fixed number of shares of Common Stock or the cash equivalent thereof, as determined by the Committee in its sole discretion, upon the attainment of performance goals established by the Committee (based on the Performance Criteria), based on a specified performance period. The Committee may also grant performance units entitling recipients to receive a value payable in cash or shares of Common Stock, as determined by the Committee, upon the attainment of performance goals established by the Committee (based on the Performance Criteria), for a specified performance cycle. The Committee may subject such grants of performance shares and performance units to such vesting and forfeiture conditions as it deems appropriate.

Other Stock-Based Awards. The Committee may grant awards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock and may be granted either alone or in addition to or in tandem with stock options, stock appreciation rights, restricted stock, performance shares or performance units.

The Committee also determines the purchase price to be paid, if any, by a recipient to purchase other stock-based awards (including, without limitation, shares of Common Stock). The purchase of shares of Common Stock or other stock-based awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase will be made pursuant to a deferred compensation program established by the Committee, which will be deemed to be part of the Plan.

Change in Control

Unless determined otherwise by the Committee at the time of grant, and except to the extent provided in the applicable award agreement, the recipient's employment agreement or other agreement approved by the Committee, accelerated vesting or lapsing of restrictions of awards will occur upon a change in control of the Company (as defined in the Plan). Upon a change in control of the Company, options granted to non-employee directors will be subject to the rules described below.

Non-Employee Director Stock Option Grants

The Plan authorizes the automatic grant of nonqualified stock options to each non-employee director, without further action by the Board or the stockholders, as follows: (i) options to purchase 3,000 shares of Common Stock will be granted to each non-employee director as of the date he or she begins service as a non-employee director on the Board, provided that such service begins after the Plan's effective date; and (ii) options to purchase 1,500 shares of Common Stock will be granted to each non-employee director as of each August 1, provided that the non-employee director has served as a director for at least 6 months. However, no non-employee director may receive options under the Plan to purchase more than an aggregate of 15,000 shares of Common Stock (including any options awarded to the non-employee director under the 1993 Incentive Stock Option Plan, as amended). The exercise price per share of such options will be the fair market value of the Common Stock at the time of grant. The term of each such option will be 10 years. Options granted to non-employee directors will vest and become exercisable one year after the date of grant, provided that the option may be vested only during the continuance of his or her service as a director of the Company. All options granted to non-employee directors and not previously exercisable will become fully exercisable immediately upon a change in control of the Company (as defined in the Plan).

Amendment and Termination

The Board or Committee may at any time, amend any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise. However, no amendment may be made without the approval of the Company's stockholders in accordance with the laws of the State of Delaware, to the extent required under Section 162(m) of the Code, or to the extent applicable to ISOs,
Section 422 of the Code, which would: (i) increase the aggregate number of shares of Common Stock that may be issued; (ii) increase the maximum individual participant share limitations for a fiscal year; (iii) change the classification of employees or consultants eligible to receive awards; (iv) decrease the minimum exercise price of any stock option or SAR; (v) extend the maximum option term; (vi) materially alter the Performance Criteria; or (vii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to ISOs, Section 422 of the Code.

Miscellaneous

Awards granted under the Plan are generally nontransferable, except that the Committee may provide for the transferability of nonqualified stock options to a recipient's family member (as defined in the Plan) at the time of grant or thereafter.

The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

Certain Federal Income Tax Consequences Relating to the Plan

The following discussion of the principal U.S. federal income tax consequences with respect to options under the Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the material federal income tax consequences (state, local, estate and social security tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options. In general, an employee will not realize taxable income upon either the grant or the exercise of an ISO and the Company will not realize an income tax deduction at either time. If the employee does not sell the Common Stock received pursuant to the exercise of an ISO within either (1) two years after the date of the grant of the ISO or (2) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the employee and will not result in a tax deduction to the Company. Capital gains rates may be reduced in the case of a longer holding period.

If the employee disposes of the Common Stock acquired upon exercise of the ISO within either of the above-mentioned time periods, the employee will generally realize as ordinary income an amount equal to the lesser of: (1) the fair market value of the Common Stock on the date of exercise over the option's exercise price, or (2) the amount realized upon disposition over the exercise price.

In this event, the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of the amount realized by the employee as ordinary income will be taxed at the rates applicable to short-term or long-term capital gains, depending on the holding period.

Nonqualified Stock Options. A recipient (i.e., an employee, consultant or director) will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of grant unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon the exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option's exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. The Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

Other Tax Consequences. In addition, (i) any officers and directors of the Company subject to Section 16(b) of the Exchange Act may also be subject to special tax rules regarding the income tax consequences concerning their options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding a $1,000,000 limitation on deductible compensation), (iii) the exercise of an ISO may have implications in the computation of alternative minimum taxable income, and (iv) in the event that the exercisability or vesting of any option is accelerated because of a change of control, payments relating to the option, either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a Committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to options.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders and entitled to vote on the Plan will be required for approval of the Plan.

The Board of Directors recommends that the stockholders vote FOR approval of the Plan.

                              SELECTION OF AUDITORS

The Board of Directors has selected KPMG LLP as the Company's auditors for the current fiscal year, subject to ratification by the stockholders. If the stockholders do not ratify such selection, it will be reconsidered by the Board. Representatives of KPMG LLP are expected to be present at the Annual Meeting of Stockholders, with the opportunity to make a statement, should they so desire, and to be available to respond to appropriate questions.

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be required to ratify the selection of KPMG LLP as the Company's auditors for the current fiscal year.

The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of KPMG LLP as the Company's auditors.

                             EXECUTIVE COMPENSATION

                 Summary Compensation Table for the Fiscal Years
                       Ended July 31, 1999, 1998 and 1997

                                                       Annual                                   Long Term
                                                    Compensation                               Compensation
                                                    ------------                               ------------
                                     Fiscal                                            Options            Restricted
   Name and Principal Position        Year      Salary        Bonus        Other     No. Of Shares        Stock Awards
   ---------------------------        ----      ------        -----        -----     -------------        ------------
Fred Kornberg (1)                     1999     $265,000      $95,445          *         30,000                --
Chairman, Chief Executive             1998      240,000       44,940          *        150,000(4)             --
Officer and President                 1997      210,000        5,400          *             --                --

J. Preston Windus, Jr. (2)            1999      170,000       29,200          *         15,000                --
Senior Vice President, Chief          1998      150,000       56,700          *         60,000(4)             --
Financial Officer  and                1997      130,000       16,300          *             --                --
President of
Comtech PST Corp.

Richard L. Burt (2)                   1999      160,000       69,600                    15,000                --
Senior Vice President; President      1998      150,000       19,600          *         60,000(4)             --
of Comtech Systems, Inc.              1997      130,000           --          *             --                --

                                                 (Continued on next page)

                                     Fiscal                                            Options             Restricted
   Name and Principal Position        Year      Salary        Bonus        Other     No. Of Shares        Stock Awards
   ---------------------------        ----      ------        -----        -----     -------------        ------------
Robert L. Mc Collum (2)               1999      135,000          --                        --                --
Vice President; President             1998      135,000          --           *        60,000(4)             --
Comtech Communications                1997      110,000       9,800           *            --                --
Corp.

Gail Segui (3)                        1999       80,000       6,300           *            --                --
Secretary and Treasurer

---------------------

*     Less than 10% of the total salary and bonus reported for such officer.

(1) Mr. Kornberg is employed pursuant to an agreement which was amended and restated in January 1998 and which provides, among other things, for his employment until 2003; provided, however, that the employment period shall be automatically extended for successive two year periods unless either party gives notice of non- extension to the other at least six months in advance of the then scheduled termination date; at a current basic compensation of $295,000 per annum plus such additional amounts, if any, as the Board of Directors may from time to time determine and incentive compensation, not to exceed his basic compensation, equal to 3.5% of the Company's pre-tax income plus such additional amounts as the Board of Directors may from time to time determine. Fifty percent of any such incentive compensation is payable to Mr. Kornberg in the November following the fiscal year to which such compensation relates, the balance is payable on the first anniversary of the initial 50% payment. If Mr. Kornberg voluntarily terminates his employment with the Company other than after a Change in Control (as defined in his employment agreement), or if the Company terminates his employment due to disability or for cause, he will forfeit his right to receive accrued but unpaid incentive compensation. If a Change in Control of the Company occurs, Mr. Kornberg is entitled to terminate his employment and receive a lump sum payment (subject to possible adjustments to avoid the characterization of the payment as excess parachute payments and the consequent imposition of taxes under Section 280G of the Internal Revenue Code of 1986) equal to the sum of (i) his then basic compensation for the balance of the employment period or three times his basic compensation, whichever is greater, (ii) accrued but unpaid incentive compensation with respect to prior fiscal years and (iii) if he so elects, the market value less the applicable exercise price, of any stock option then held by him. The aggregate of (i), (ii) and (iii), as of October 15, 1999, would have been $2,759,000. Mr. Kornberg would also be entitled to receive benefits under the Company's benefit plans, or substantially equal benefits, for the remainder of the employment period.

(2) Mr. Windus, Mr. Burt, and Mr. McCollum are eligible to receive, in addition to their respective base compensation amounts, a percentage of the relevant subsidiary's pre-tax profits based principally upon the attainment of various goals. These goals, which may include target levels of sales, pre-tax profits, customer orders or cash flow, are developed by senior management and submitted to the Executive Compensation Committee for annual approval.

(3) Ms. Segui is eligible to receive incentive compensation based upon the attainment of certain corporate goals and personal performance targets that are developed by senior management and submitted to the Executive Compensation Committee for annual approval.

(4) On January 14, 1998, the Company granted Mr. Kornberg, Mr. Windus, Mr. Burt, Mr. McCollum and Ms. Segui options of 150,000; 60,000; 60,000; 60,000 and 9,000 respectively. The options granted to Mr. Kornberg and Ms. Segui will expire on January 14, 2008, subject to earlier expiration in the event their employment with the Company terminates, and may not be exercised unless they have vested. The options will vest on December 15, 2007, subject to accelerated vesting, in 37,500 and 2,250 share increments, respectively, if prior to March 31, 2001, the market value of the Company's Common Stock for any 20 consecutive day trading period exceeds successive thresholds of $6.34, $6.67, $13.33 and $20. The options granted to each of Mr. Windus, Mr. Burt, and Mr. McCollum will expire on January 14, 2008, subject to earlier expiration in the event an individual's employment with the Company terminates, and may not be exercised unless they have vested. These options will vest on December 15, 2007, subject to accelerated vesting based upon the achievement of net income and cash flow targets for the subsidiary headed by the recipient during 1998, 1999 and 2000 fiscal years. Pursuant to such accelerated vesting, 75,000 of the options granted to Mr. Kornberg, 4,500 of the options granted to Ms. Segui, 36,000 of the options granted to Mr. Windus and 33,000 of the options granted to Mr. Burt have vested to date.

              OPTION GRANTS IN THE FISCAL YEAR ENDED JULY 31, 1999

                                          % of Total
                           Number of       Options                                   Potential Realizable
                          Securities      Granted to                                    Value at Assumed
                          Underlying      Employees      Exercise                     Annual Rates of Stock
                            Options       in Fiscal       Price       Expiration     Price Appreciation For
                            Granted         Year       ($/Share)(1)      Date            Option Term (2)
                            -------         ----       ------------      ----        ----------------------
                                                                                         5%           10%
                                                                                         --           ---
Fred Kornberg                30,000         22.10%      $   7.50        6/29/09      $159,825      $358,593
J. Preston Windus, Jr        15,000         11.05%      $   7.50        6/29/09        79,912       179,296
Richard L. Burt              15,000         11.05%      $   7.50        6/29/09        79,912       179,296

(1) The exercise price is the market price on the date the options were granted.

(2) In accordance with SEC rules, these columns show gains that might exist for the respective options, assuming the market price of Comtech's Common Stock appreciates from the date of grant over a period of ten years at the annualized rates of five and ten percent, respectively. If the stock price does not increase above the exercise price at the time of exercise, the realized value to the named executives from these options will be zero.

         AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED JULY 31, 1999
                      AND OPTION VALUES AS OF JULY 31, 1999

                               Shares                                                          Value of Unexercised
                              Acquired         Value         Number of Unexercised            In-the-Money Options at
Name                         on Exercise    Realized (1)    Options at July 31, 1999            July 31, 1999(2)
                             -----------    ------------    ------------------------            ----------------
                                                           Exercisable    Unexercisable    Exercisable      Unexercisable
                                                           -----------    -------------    -----------      -------------
Fred Kornberg                    --        $     --           75,000         105,000         $665,250         $796,350
J. Preston Windus, Jr.           --              --           81,000          46,500          732,940          390,135
Richard L. Burt                  --              --           71,952          46,488          637,224          348,396
Robert L. McCollum               --              --             --            60,000            --             532,200
Gail Segui                     4,200          45,061           4,500           6,300           39,915           57,343

-------------------------
(1) "Value Realized" is calculated by determining the difference between the fair market value of the Common Stock on the date the options are exercised and the exercise price of the options.

(2) "In-the-Money Options" would be options outstanding at the end of July 31, 1999 for which the fair market value of the Common Stock on such date ($11.87) exceeded the exercise price of the options.

Executive Compensation Committee Report

Compensation Policies. The principal goal of the Company's compensation program as administered by the Executive Compensation Committee is to help the Company attract, motivate and retain the executive talent required to develop and achieve the Company's strategic and operating goals with a view to maximizing shareholder value. The key elements of this program and the objectives of each element are as follows:

Base Salary. Base salaries paid to the Company's executive officers are intended to be competitive with those paid to executives holding comparable positions in the marketplace. Individual performance and the performance of the Company or the applicable operating subsidiary are considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals in a manner consistent with operating and financial performance.

Bonuses. Annual cash bonuses are intended to motivate performance by creating the potential to earn annual incentive awards that are contingent upon personal and business performance. Excluding the Chief Executive Officer, bonuses are paid to the Company's executive officers pursuant to the Company's Incentive Compensation Plan for Subsidiary Presidents and Key Employees (the "Incentive Compensation Plan"). Each of the Company's executive officers other than the Chief Executive Officer and the Secretary,Treasurer is a President of one of the Company's operating subsidiaries. Under the Incentive Compensation Plan, the President of each of these subsidiaries is entitled to receive a bonus of up to a fixed percentage of each subsidiary's pre-tax profit each year, subject to the attainment of subsidiary pre-tax profit, new order, and cash flow targets and personal performance targets that are proposed by senior management and established by the Executive Compensation Committee. The Secretary and Treasurer's incentive compensation is subject to attainment of certain corporate goals and personal performance targets that are proposed by senior management and established by the Executive Compensation Committee.

Long Term Incentives. The Company provides its executive officers with long-term incentive compensation through grants of stock options under the Company's stock option plan. The grant of stock options aligns the executive's interests with those of the Company's stockholders by providing the executive with an opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. In fiscal 1999, options to purchase an aggregate of 30,000 shares of the Company's Common Stock were granted to the Company's four executive officers other than the Chief Executive Officer. One fifth of the options vest each year for five years commencing one year after the date of grant. The options expire on the tenth anniversary of the date of grant.

CEO's Compensation. As discussed in Note (1) to the Summary Compensation Table in "Executive Compensation", the Company and Mr. Kornberg amended and restated his employment agreement in January 1998. Pursuant to such agreement, Mr. Kornberg received a base salary of $265,000 for fiscal 1999 and bonus of $95,445 equal to 3.5% of the Company's pre-tax income required under the agreement. In addition, on June 29, 1999, Mr. Kornberg was awarded an option to purchase an aggregate of 30,000 shares of the Company's Common Stock, one fifth of which vest each year for five years. The options expire on the tenth anniversary of the date of grant.

                                            The Executive Compensation Committee
                                            George Bugliarello, Chairman
                                            Gerard R. Nocita
                                            Sol S. Weiner

                            COMPENSATION OF DIRECTORS

Each Director who is not a salaried employee of the Company receives an annual retainer of $10,000, plus $1,250 for each Board meeting attended by them (up to an additional $5,000 per annum). Under the Company's 1993 Incentive Stock Option Plan, each director who is not already an employee of the Company receives an option grant to purchase 1,500 shares of Common Stock on each August 1st during the term of the Plan. The options are exercisable one year after the date of grant. The exercise price of all such options is equal to the stock's fair market value on such date.

                            Stock Performance Graph

                               [GRAPHIC OMITTED]

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leases its facilities in Melville, New York from a partnership controlled by the Company's Chairman and Chief Executive Officer. The lease, as amended, provides for the Company's exclusive use of the premises as they now exist for an initial term of ten years. The Company has the option to extend the term of the lease for an additional ten-year period, and a right of first refusal in the event of a sale of the facility. The annual rental under the lease ($448,000 in fiscal 1999) is subject to adjustments.

The Company leases its St. Cloud, Florida facility from a partnership in which
J. Preston Windus, Jr., Senior Vice President and Chief Financial Officer of the Company, is a general partner. The annual rental under the lease ($207,000 in fiscal 1999) is subject to adjustments.

                       VOTING OF PROXIES AND OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the meeting. If other matters do come before the meeting, the persons acting pursuant to the proxy will vote on them in their discretion.

Proxies may be solicited by mail, telephone, telegram, and personally by directors, officers and other employees of the Company. The cost of soliciting proxies will be borne by the Company. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection beginning November 22, 1999 at the Company's headquarters located at 105 Baylis Road, Melville, New York 11747.

              SECTION 16(a) BENEFICIAL OWNERSHIP VOTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, if any, to file with the Securities and Exchange Commission ("SEC") reports of ownership, and reports of changes in ownership, of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such reports that they file. Based solely on such reports and written representations of the Company's directors and executive officers, the Company believes that during the two fiscal year period ended July 31, 1999, the Company's executive officers and directors complied with all applicable Section 16(a) filing requirements.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

      Eligible stockholders wishing to have a proposal for action by the stockholders at the 2000 Annual Meeting included in the Company's proxy statement must submit such proposal at the principal offices of the Company not later than July 4, 2000. It is suggested that any such proposals be submitted by certified mail, return receipt requested. Under the Company's By-Laws, a stockholder nomination for election to the Board of Directors may not be made at the 2000 Annual Meeting unless notice (including all information that would be required in connection with such nomination under the Securities and Exchange Commission's proxy rules if such nomination were the subject of a proxy solicitation and the written consent of each nominee for election to the Board of Directors named therein to serve if elected) and the name, address and number of shares of Common Stock held of record or beneficially by the person proposing to make such nomination is delivered in person or mailed to the Company and received by it not earlier than August 16, 2000 or later than September 15, 2000; provided, however, that such notice must be received not more than 90 days prior to the 2000 Annual Meeting or less than 60 days prior to the 2000 Annual Meeting if the 2000 Annual Meeting is not held within 30 days before or after the anniversary date of the 1999 Annual Meeting. Under the Securities and Exchange Commission's proxy rules, proxies solicited by the Board of Directors for the 2000 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before September 25, 2000, unless the 2000 Annual Meeting is not held within 30 days before or after the anniversary date of the 1999 Annual Meeting.

                                              By order of the Board of Directors
                                              Gail Segui
                                              Secretary

Date: November 8, 1999

                                                                    APPENDIX - A

                        COMTECH TELECOMMUNICATIONS CORP.

                           __________________________

                           2000 STOCK INCENTIVE PLAN
                           __________________________


                                   ARTICLE I

                                    PURPOSE

              The purpose of The Comtech Telecommunications Corp. 2000 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company: (i) to offer employees of and Consultants to the Company and its Affiliates stock-based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders; and (ii) to make equity-based awards to Non-Employee Directors, thereby creating a means to attract, retain and reward such Non-Employee Directors and strengthen the mutuality of interests between Non-Employee Directors and the Company's stockholders.


                                   ARTICLE II

                                  DEFINITIONS

              For purposes of this Plan, the following terms shall have the following meanings:

              2.1  "Acquisition  Event"  has the  meaning  set forth in  Section
4.2(d).

              2.2 "Affiliate" means each of the following:  (i) any  Subsidiary;
(ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

              2.3 "Award" means any award under this Plan of any: (i) Stock Option; (ii) Stock Appreciation Right; (iii) Restricted Stock; (iv) Performance Share; (v) Performance Unit; (vi) Other Stock-Based Award; or (vii) other award providing benefits similar to (i) through (vi) designed to meet the requirements of a Foreign Jurisdiction.

              2.4 "Board" means the Board of Directors of the Company.

              2.5 "Cause" means, with respect to a Participant's Termination of Employment or Termination of Consultancy: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's commission of a fraud or a felony in connection with his or her duties as an employee of the Company or an Affiliate, willful misconduct or any act of disloyalty, dishonesty, fraud, breach of trust or confidentiality as to the Company or an Affiliate or any other act which is intended to cause or may reasonably be expected to cause economic or reputational injury to the Company or an Affiliate; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "cause" shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

              2.6 "Change in Control" has the meaning set forth in Article XIII or Article XIV, as applicable.

              2.7 "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

              2.8 "Committee" means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3, a "non-employee director" as defined in Rule 16b-3 and, to the extent required by Section 162(m) of the Code and any regulations thereunder, an "outside director" as defined under Section 162(m) of the Code; provided, however, that if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board.

              2.9 "Common Stock" means the common stock, $.10 par value per share, of the Company.

              2.10 "Company" means Comtech Telecommunications Corp., a Delaware corporation, and its successors by operation of law.

              2.11 "Consultant" means any advisor or consultant to the Company or its Affiliates.

              2.12 "Disability" means, with respect to an Eligible Employee, Consultant or Non-Employee Director, a permanent and total disability, as determined by the Committee in its sole discretion, provided that in no event shall any disability that is not a permanent and total disability, as defined in
Section 22(e)(3) of the Code, be treated as a Disability. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

              2.13 "Effective Date" means the effective date of this Plan as defined in Article XVIII.

              2.14 "Eligible Employee" means each employee of the Company or an Affiliate.

              2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

              2.16 "Family Member" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests.

              2.17 "Fair Market Value" means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market, Inc. or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, Inc. as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc. or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, "Fair Market Value" means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant. For purposes of the conversion of a Performance Unit to shares of Common Stock for reference purposes, the applicable date shall be the date determined by the Committee in accordance with Section 10.1. For purposes of the exercise of any Stock Appreciation Right, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

              2.18 "Foreign Jurisdiction" means any jurisdiction outside of the United States including, without limitation, countries, states, provinces and localities.

              2.19 "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

              2.20 "Limited Stock Appreciation Right" means an Award of a limited Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right made pursuant to Section 7.5 of this Plan.

              2.21 "Non-Employee Director" means a director of the Company who is not an active employee of the Company or an Affiliate and who is not an officer, director or employee of the Company or any Affiliate.

              2.22 "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

              2.23 "Non-Tandem Stock Appreciation Right" means a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.

              2.24 "Other Stock-Based Award" means an Award of Common Stock and other Awards made pursuant to Article XI that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to performance of an Affiliate.

              2.25 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

              2.26 "Participant" means any Eligible Employee or Consultant to whom an Award has been made under this Plan and each Non-Employee Director of the Company; provided, however, that a Non-Employee Director shall be a Participant for purposes of the Plan solely with respect to awards of Stock Options pursuant to Article XIII.

              2.27  "Performance  Criteria" has the meaning set forth in Exhibit
A.

              2.28  "Performance  Cycle"  has the  meaning  set forth in Section
10.1.

              2.29 "Performance Goal" means the objective performance goals established by the Committee in accordance with Section 162(m) of the Code and based on one or more Performance Criteria.

              2.30  "Performance  Period"  has the  meaning set forth in Section
9.1.

              2.31 "Performance Share" means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or, as determined by the Committee in its sole discretion, cash of an equivalent value at the end of the Performance Period or thereafter.

              2.32 "Performance Unit" means an Award made pursuant to Article X of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock (or a combination of both) as determined by the Committee in its sole discretion, at the end of a specified Performance Cycle or thereafter.

              2.33 "Plan" means The Comtech Telecommunications Corp. 2000 Stock Incentive Plan.

              2.34 "Reference Stock Option" has the meaning set forth in Section 7.1.

              2.35 "Restricted Stock" means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

              2.36   "Restriction   Period"   has  the   meaning  set  forth  in
Section 8.3(a) with respect to Restricted Stock.

              2.37 "Retirement" means a Termination of Employment or Termination of Consultancy without Cause by a Participant at or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected at or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.

              2.38 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

              2.39 "Section 162(m) of the Code" means Section 162(m) of the Code and any Treasury regulations thereunder.

              2.40 "Securities Act" means the Securities Act of 1933, as amended. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

              2.41 "Stock Appreciation Right" or "SAR" means the right pursuant to an Award granted under Article VII.

              2.42 "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees or Consultants under
Article VI or to Non-Employee Directors under Article XIII.

              2.43 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

              2.44 "Tandem Stock Appreciation Right" means a Stock Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market

Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over
(ii) the aggregate exercise price of such Stock Option (or such portion thereof).

              2.45 "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

              2.46 "Termination of Consultancy" means, with respect to a Consultant, that the Consultant is no longer acting as a consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee.

              2.47 "Termination of Directorship" means, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company.

              2.48 "Termination of Employment" means: (i) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or
(ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant.

              2.49 "Transfer" means anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer and "Transferred" has a correlative meaning.


                                  ARTICLE III

                                 ADMINISTRATION

              3.1 The Committee. The Plan shall be administered and interpreted by the Committee. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

              3.2 Grants of Awards. The Committee shall have full authority to grant to Eligible Employees and Consultants, pursuant to the terms of this Plan:
(i) Stock Options; (ii) Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights; (iii) Restricted Stock; (iv) Performance Shares; (v) Performance Units; (vi) Other Stock-Based Awards; and (vii) other awards providing benefits similar to (i) through (vi) designed to meet the requirements of Foreign Jurisdictions. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant. In particular, the Committee shall have the authority:

              (a) to select the Eligible Employees and Consultants to whom Awards may from time to time be granted hereunder;

              (b) to determine whether and to what extent Awards, including any combination of two or more Awards, are to be granted hereunder to one or more Eligible Employees or Consultants;

              (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

              (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

              (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under
Section 6.3(d) or, with respect to Stock Options granted to Non- Employee Directors, Section 13.4(d);

              (f)  to  determine   whether,   to  what  extent  and  under  what
circumstances to provide loans (which shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Stock Options under this Plan or to purchase Awards under this Plan (including shares of Common Stock);

              (g) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right or whether an Award is intended to satisfy Section 162(m) of the Code;

              (h) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option or an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

              (i) to modify, extend or renew an Award, subject to Article XV herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

              (j) to offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made.

              3.3 Guidelines. Subject to Article XV hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject the taxes of, Foreign Jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such Foreign Jurisdictions. To the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

              3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

              3.5 Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

              3.6 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

              3.7 Designation of Consultants/Liability.

              (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

              (b) The Committee may employ such legal counsel,  consultants  and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any employee of the Company designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.


                                   ARTICLE IV

                          SHARE AND OTHER LIMITATIONS

              4.1 Shares.

              (a) General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted shall not exceed 500,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2) with respect to all types of Awards, plus 882,935 shares of Common Stock relating to outstanding awards assumed by this Plan under
Section 4.4 for a total of 1,382,935 shares of Common Stock. The shares of Common Stock available under this Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Stock Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Stock Options, the Company repurchases any Stock Option, the number of shares of Common Stock underlying such unexercised or repurchased Stock Option or any unexercised Stock Appreciation Right shall again be available for the purposes of Awards under this Plan. If any shares of Restricted Stock, Performance Shares or Performance Units awarded under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased shares of Restricted Stock, Performance Shares or Performance Units shall again be available for the purposes of Awards under this Plan. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. In determining the number of shares of Common Stock available for Awards other than Awards of Incentive Stock Options, if Common Stock has been exchanged by a Participant as full or partial payment of exercise price or withholding taxes, or if the number shares of Common Stock otherwise deliverable has been reduced for the payment of exercise price or withholding taxes, the number of shares of Common Stock exchanged as payment for the payment of exercise price or withholding taxes, or reduced, shall again be available for purposes of Awards under this Plan.

              (b) Individual Participant Limitations. (i) The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights, Performance Shares or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 100,000 shares per type of Award (subject to any increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 100,000 during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Stock Options.

              (ii) There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii) hereof.

              (iii) The maximum value at grant of Performance Units which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be $100,000. Each Performance Unit shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with
Section 10.1.

              (iv) The  individual  Participant  limitations  set  forth in this
Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

              4.2 Changes.

              (a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any Affiliate, any sale or transfer of all or part of the assets or business of the Company or any Affiliate or any other corporate act or proceeding.

              (b) Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

              (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

              (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Stock Options and Stock Appreciation Rights, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 30 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option or Award Agreements), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

              If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

              4.3 Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

              4.4 Assumption of Awards. Awards that were granted prior to the Effective Date under the (i) Comtech Telecommunications Corp. 1982 Incentive Stock Option Plan (the "1982 Plan"), and (ii) Comtech Telecommunications Corp. 1993 Incentive Stock Option Plan, as amended (the "1993 Plan"), shall be transferred and assumed by this Plan as of the Effective Date. Notwithstanding the foregoing, such Awards shall continue to be governed by the terms of the applicable agreement in effect prior to the Effective Date.


                                   ARTICLE V

                                  ELIGIBILITY

              5.1 General Eligibility. All Eligible Employees and Consultants and prospective employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, Other Stock-Based Awards and awards providing benefits similar to each of the foregoing designed to meet the requirements of Foreign Jurisdictions under this Plan. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion. The vesting and exercise of Awards granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

              5.2 Incentive Stock Options. All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion.

              5.3  Non-Employee  Directors.   Non-Employee  Directors  are  only
eligible to receive an Award of Stock Options in accordance with Article XIII of the Plan.


                                   ARTICLE VI

                                 STOCK OPTIONS

              6.1 Stock Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or (ii) a Non-Qualified Stock Option.

              6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock
Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

              6.3 Terms of Stock Options. Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

              (a) Exercise Price. The exercise price per share of Common Stock purchasable under an Incentive Stock Option or a Stock Option intended to be "performance-based" for purposes of Section 162(m) of the Code shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock. The exercise price per share of Common Stock purchasable under a Non-Qualified Stock Option shall be determined by the Committee.

              (b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than 10 years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed 5 years.

              (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

              (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Committee specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least 6 months or such other period as may be required to avoid an accounting charge against the Company's earnings (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

              (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until 3 months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

              (f) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

              (g) Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Stock Options are granted as the number of Stock Options exercised, shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Stock Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.


                                  ARTICLE VII

                           STOCK APPRECIATION RIGHTS

              7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

              7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XII and the following:

              (a) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

              (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VII.

              (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this
Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

              (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the

Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

              (e) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan.

              7.3  Non-Tandem  Stock  Appreciation   Rights.   Non-Tandem  Stock
Appreciation Rights may also be granted without reference to any Stock Option granted under this Plan.

              7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XII and the following:

              (a) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

              (b) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

              (c) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time and from time to time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

              (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right, a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

              7.5 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right as a Limited Stock Appreciation Right. Limited Stock
Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(d) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(d) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

                                  ARTICLE VIII

                                RESTRICTED STOCK

              8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals, including established Performance Goals in accordance with Section 162(m) of the Code, or such other factors as the Committee may determine, in its sole discretion.

              8.2 Awards and Certificates. An Eligible Employee or Consultant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

              (a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

              (b) Acceptance. Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

              (c) Legend. Each Participant receiving shares of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

              "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Comtech Telecommunications Corp. 2000 Stock Incentive Plan (the "Plan") and an Agreement entered into between the registered owner and the Company dated _______. Copies of such Plan and Agreement are on file at the principal office of the Company."

              (d) Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

              8.3 Restrictions and Conditions on Restricted Stock Awards. Shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article XII and the following restrictions and conditions:

              (a) Restriction Period; Vesting and Acceleration of Vesting. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

              (ii) Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

              (b) Rights as  Stockholder.  Except as provided in this subsection
(b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

              (c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.


                                   ARTICLE IX

                               PERFORMANCE SHARES

              9.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Performance Shares shall be awarded, the duration of the period (the "Performance Period") during which, and the conditions under which, a Participant's right to Performance Shares will be vested and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

              Each Performance Share awarded shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c) below and such other non-performance based factors or criteria as the Committee may determine in its sole discretion.

              9.2 Terms and Conditions. A Participant selected to receive Performance Shares shall not have any rights with respect to such Awards, unless and until such Participant has delivered a fully executed copy of a Performance Share Award agreement evidencing the Award to the Company and has otherwise complied with the following terms and conditions:

              (a) Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

              (b) Payment. Following the Committee's determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Participant, in an amount equal to such Participant's earned Performance Share Award. Notwithstanding the foregoing, except as may be set forth in the agreement covering the Award, the Committee may, in its sole discretion and in accordance with Section 162(m) of the Code, award an amount less than the earned Performance Share Award and/or subject the payment of all or part of any Performance Share Award to additional vesting and forfeiture conditions as it deems appropriate.

              (c) Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

              (d) Dividends and Other Distributions. At the time of any Award of Performance Shares, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Share Award from the last day of the first year of the Performance Period until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the first day of the second year of the Performance Period until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than a rate equal to the four-year U.S. Government Treasury rate on the first day of each applicable fiscal year.


                                   ARTICLE X

                               PERFORMANCE UNITS

              10.1 Awards of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees to whom and the time or times at which such Performance Units shall be awarded, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested and the other terms and conditions of the Award in addition to those set forth in Section 10.2.

              Performance Units shall be awarded in a dollar amount determined by the Committee and shall be converted for purposes of calculating growth in value to a referenced number of shares of Common Stock based on the Fair Market Value of shares of Common Stock at the close of trading on the first business day following the announcement of the annual financial results of the Company for the fiscal year of the Company immediately preceding the fiscal year of the commencement of the relevant Performance Cycle, provided that the Committee may provide that the minimum price for such conversion shall be the Fair Market Value on the date of grant.

              Each Performance Unit shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Unit Award upon the attainment of objective Performance Goals established pursuant to Section 10.2(a) and such other non-performance based factors or criteria as the Committee may determine in its sole discretion. The cash value of any fractional Performance Unit Award subsequent to conversion to shares of Common Stock shall be treated as a dividend or other distribution under Section 10.2(e) to the extent any portion of the Performance Unit Award is earned.

              10.2 Terms and Conditions. The Performance Units awarded pursuant to this Article 10 shall be subject to the following terms and conditions:

              (a) Performance Goals. The Committee shall establish the objective Performance Goals for the earnings of Performance Units based on a Performance Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

              (b) Vesting. At the expiration of the Performance Cycle, the Committee shall determine and certify in writing the extent to which the Performance Goals have been achieved, and the percentage of the Performance Units of each Participant that have vested.

              (c) Payment. Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle, cash and/or shares of Common Stock (as the Committee may determine in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) shall be delivered to the Participant in payment of the vested Performance Units covered by the Performance Unit Award. Notwithstanding the foregoing, except as may be set forth in the agreement covering the Award, the Committee may, in its sole discretion, and to the extent applicable and permitted under Section 162(m) of the Code, award an amount less than the earned Performance Unit Award and/or subject the payment of all or part of any Performance Unit Award to additional vesting and forfeiture conditions as it deems appropriate.

              (d) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Unit Award and/or waive the deferral limitations for all or any part of such Award.

              (e) Dividends and Other Distributions. At the time of any Award of Performance Units, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Unit Award from the last day of the first year of the Performance Cycle until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the first day of the second year of the Performance Cycle until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than a rate equal to the four-year U.S. Government Treasury rate on the first day of each applicable fiscal year.


                                   ARTICLE XI

                            OTHER STOCK-BASED AWARDS

              11.1 Other Awards. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

              Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

              11.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

              (a) Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

              (b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article XI shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

              (c) Vesting. Any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

              (d) Waiver of Limitation. The Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

              (e) Price. Common Stock or Other Stock-Based Awards issued on a bonus basis under this Article XI may be issued for no cash consideration; Common Stock or Other Stock-Based Awards purchased pursuant to a purchase right awarded under this Article XI shall be priced as determined by the Committee. Subject to Section 4.3, the purchase price of shares of Common Stock or Other Stock-Based Awards may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value. The purchase of shares of Common Stock or Other Stock-Based Awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase shall be made pursuant to a deferred compensation program established by the Committee, which will be deemed a part of this Plan.

                                  ARTICLE XII

                     NON-TRANSFERABILITY AND TERMINATION OF
                             EMPLOYMENT/CONSULTANCY

              12.1 Non-Transferability. No Stock Option, Stock Appreciation Right, Performance Unit, Performance Share or Other Stock-Based Award shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock under
Article VIII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this
Section 12.1 is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is transferred to a Family Member pursuant to the preceding sentence may not be subsequently transferred otherwise than by will or by the laws of descent and distribution.

              12.2 Termination of Employment or Termination of Consultancy.  The
following   rules  apply  with  regard  to  the  Termination  of  Employment  or
Termination of Consultancy of a Participant:

              (a) Rules Applicable to Stock Options and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

              (i) Termination by Reason of Death, Disability or Retirement. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, Disability or Retirement, all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options and Stock Appreciation Rights; provided, however, that, in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options and Non-Tandem Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options and Non-Tandem Stock Appreciation Rights.

              (ii) Involuntary Termination Without Cause. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause, all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 90 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Options and Stock Appreciation Rights.

              (iii) Voluntary Termination. If a Participant's Termination of Employment or Termination of Consultancy is voluntary (other than a voluntary termination described in Section 12.2(a)(iv)(B) below), all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 30 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options and Stock Appreciation Rights.

              (iv) Termination for Cause. If a Participant's Termination of Employment or Termination of Consultancy (A) is for Cause or (B) is a voluntary termination (as provided in subsection (iii) above) within 90 days after an event which would be grounds for a Termination of Employment or Termination of Consultancy for Cause, all Stock Options and Stock Appreciation Rights held by such Participant shall thereupon terminate and expire as of the date of such Termination of Employment or Termination of Consultancy.

              (b) Rules Applicable to Restricted Stock. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

              (c) Rules Applicable to Performance Shares and Performance Units. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the Performance Period, the Performance Cycle or other period or restriction as may be applicable for a given Award, the Performance Shares or Performance Units in question will vest (to the extent applicable and to the extent permissible under Section 162(m) of the Code) or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

              (d) Rules Applicable to Other Stock-Based Awards. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during any period or restriction as may be applicable for a given Award, the Other Stock-Based Awards in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.


                                  ARTICLE XIII

                   NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS

              13.1 Stock Options. The terms of this Article XIII shall apply only to Stock Options granted to Non-Employee Directors.

              13.2  Grants.   Without   further  action  by  the  Board  or  the
stockholders of the Company, each Non- Employee Director shall, subject to the terms of the Plan, be granted:

              (a) Stock Options to purchase 3,000 shares of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board, provided that the Non-Employee Director began service on or after the Effective Date; and

              (b) In addition to Stock Options granted pursuant to (a) above, Stock Options to purchase 1,500 shares of Common Stock as of the August 1 of each year, provided he or she has not, as of such day, experienced a Termination of Directorship and provided further that he or she has been a Non-Employee Director for at least six months as of such August 1 date. Notwithstanding anything herein to the contrary, no Non-Employee Director shall receive Stock Options to purchase more than 15,000 shares of Common Stock under this Plan including any Stock Options awarded to the Non-Employee Director under the 1993 Plan, as defined under Section 4.4).

              13.3 Non-Qualified Stock Options. Stock Options granted under this
Article XIII shall be Non-Qualified Stock Options.

              13.4 Terms of Stock  Options.  Stock  Options  granted  under this
Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

              (a) Stock Option Price. The Stock Option price per share of Common Stock purchasable under a Stock Option shall equal 100% of the Fair Market Value of the share of Common Stock at the time of grant.

              (b) Stock Option Term.  The term of each Stock Option shall be ten
(10) years.

              (c) Exercisability. Stock Options granted to Non-Employee Directors pursuant to Section 13.2 shall vest and become exercisable on the first anniversary of date of grant, provided that the Stock Option may become vested only during the continuance of his or her service as a director of the Company.

              (d) Method of Exercise. Subject to whatever waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the Company; (ii) if the Common Stock is traded on a national securities exchange, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) such other arrangement for the satisfaction of the purchase price, as the Board may accept. If and to the extent determined by the Board in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant for at least 6 months (or such other period as may be required to avoid an accounting charge against the Company's earnings) (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

              (e) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, a Stock Option shall be evidenced by such form of agreement or grant as is approved by the Board, and the Board may modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent).

              13.5 Termination of Directorship. The following rules apply with regard to Stock Options upon the Termination of Directorship:

              (a) Termination of Directorship by Reason of Death, Disability or Otherwise Ceasing to be a Director. Except as otherwise provided herein, upon the Termination of Directorship by reason of death, disability, resignation, failure to stand for reelection or failure to be reelected or otherwise, all outstanding Stock Options exercisable and not exercised shall remain exercisable to the extent exercisable on such date of Termination of Directorship by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

              (b) Cancellation of Options. Except as provided in (a) above, no Stock Options that were not exercisable as of the date of Termination of
Directorship   shall  thereafter  become   exercisable  upon  a  Termination  of
Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of Directorship. If a Non-Employee Director's Termination of Directorship is for Cause, all Stock Options held by the Non-Employee Director shall thereupon terminate and expire as of the date of termination.

              13.6 Acceleration of Exercisability. All Stock Options granted to Non-Employee Directors and not previously exercisable shall become fully exercisable immediately upon a Change in Control (as defined in Section 14.2).

              13.7 Changes.

              (a) The Awards to a Non-Employee Director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 13.7, but shall not be subject to Section 4.2(d).

              (b) If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Stock Options or substitutes new Stock Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Stock Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Stock Options shall expire without additional compensation to the holder thereof; provided that, the Board shall deliver notice to each Non-Employee Director at least 30 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Stock Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full, effective as of such consummation, all Stock Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Stock Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a 90 day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.


                                  ARTICLE XIV

                          CHANGE IN CONTROL PROVISIONS

              14.1 Benefits. In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

              (a) Except to the extent provided in the applicable Award agreement, the Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time), (i) Awards granted and not previously exercisable shall become exercisable upon a Change in Control, (ii) restrictions to which any shares of Restricted Stock granted prior to the Change in Control are subject shall lapse upon a Change in Control, and
(iii) the conditions required for vesting of any unvested Performance Units and/or Performance Shares shall be deemed to be satisfied upon a Change in Control.

              (b) The Committee, in its sole discretion, may provide for the purchase of any Stock Option by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 14.1, Change in Control Price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

              (c) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time a Stock Option is granted hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Stock Options if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Stock Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted stock option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

              (i) The Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;

              (ii) The Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Stock Option, including, but not limited to, an identical or better exercise schedule; and

              (iii)   The   Alternative   Option   must  have   economic   value
substantially equivalent to the value of such Stock Option (determined at the time of the Change in Control).

              For  purposes  of  Incentive   Stock   Options,   any  assumed  or
substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.425-1 (and any amendments thereto).

              (d) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award or accelerated lapsing of restrictions on shares of Restricted Stock at any time.

              14.2 Change in Control. A "Change in Control" shall be deemed to have occurred:

              (a) Upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

              (b) During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph
(a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors;

              (c) Upon a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

              (d) Upon the stockholders of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

                                   ARTICLE XV

                        TERMINATION OR AMENDMENT OF PLAN

         Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XVII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the shareholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would
(i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees or Consultants eligible to receive Awards under this Plan;
(iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.3; (vi) materially alter the Performance Criteria for the Award of Restricted Stock, Performance Units or Performance Shares as set forth in Exhibit A; or (vii) require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.


                                  ARTICLE XVI

                                 UNFUNDED PLAN

              16.1 Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                  ARTICLE XVII

                               GENERAL PROVISIONS

              17.1 Legend. The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

              All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities association system upon whose system the Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

              17.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

              17.3 No Right to Employment/Consultancy. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or Consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant is retained to terminate his employment or Consultancy at any time.

              17.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company.

              Any such withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

              17.5 Listing and Other Conditions.

              (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

              (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

              (c) Upon  termination  of any  period  of  suspension  under  this
Section 17.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

              17.6 Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

              17.7 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

              17.8 Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

              17.9 Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

              17.10 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

              17.11 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

              17.12 Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

              17.13 Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

              17.14 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.


                                 ARTICLE XVIII

                             EFFECTIVE DATE OF PLAN

              The Plan shall become effective upon adoption by the Board (i.e., October 19, 1999), subject to the approval of this Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware or such later date as provided in the adopting resolution.


                                  ARTICLE XIX

                                  TERM OF PLAN

              No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                                                       EXHIBIT A

                              PERFORMANCE CRITERIA

         Performance Goals established for purposes of conditioning the grant of an Award of Restricted Stock based on performance or the vesting of performance-based Awards of Restricted Stock, Performance Units and/or Performance Shares shall be based on one or more of the following performance criteria ("Performance Criteria"): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow;
(iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations;
(vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's common stock; and (x) the growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends. For purposes of item (i) above, "extraordinary items" shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

         In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Code Section 162(m), but only to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

                         Please date, sign and mail yor
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                        COMTECH TELECOMMUNICATIONS CORP.

                               December 14, 1999

                Please Detach and Mail in the Envelope Provided

A |X| Please mark your votes as in this example.

Proposal 1
                              FOR       WITHHELD      Nominees: Gerard R. Nocila
1. Election of Directors      |_|          |_|                  John B. Payne

For nominees listed at right (except as marked to the contrary below.)

--------------------------------------------------------------------------------
                                             FOR       AGAINST        ABSTAIN
Proposal 2.

2. Approval of amendment to increase         |_|          |_|            |_|
   authorized shares of Common Stock.

Proposal 3.

3. Approval of 2000 Stock Option Plan.       |_|          |_|            |_|

Proposal 4.

4. Ratification of selection of KPMG LLP as  |_|          |_|            |_|
   auditors.

This proxy will be voted or withheld from being voted in accordance with the instructions specified. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED FOR THE NOMINEES LISTED AT LEFT
AND FOR APPROVAL OF PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

______________________  _________________________________ Dated: _________, 1999
  Please SIGN HERE         SIGNATURE (IF HELD JOINTLY)

NOTE: Please sign exactly as name appears hereon. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenency, please have both tenants sign.

                        COMTECH TELECOMMUNICATIONS CORP.

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

      The undersigned hereby appoints Fred Kornberg and J. Preston Windus, Jr. and each of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Comtech Telecommunications Corp. (the "Company") to be held at the Marriot Hotel, 1350 Old Walt Whitman Road, Melville, New York 11747 on December 14, 1999 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

This proxy will be voted as specified and, unless otherwise specified in the spaces provided, this proxy will be voted FOR the election of directors and FOR the proposals referred to in Items 2, 3 and 4 hereon.

                        (To be Signed on Reverse Side.)